UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		September 20, 2018
NIKE, Inc.
(Exact name of registrant as specified in charter)

OREGON	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BOWERMAN DRIVE BEAVERTON, OR		97005-6453
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(503) 671-6453

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2018, Mr. Johnathan A. Rodgers, 72, director of NIKE, Inc. (the “Company”), notified the Company of his decision not to stand for re-election as director at the Company’s 2018 annual meeting of shareholders.  It is the general policy of the Board that directors first elected after the fiscal year ended May 31, 1993 will not stand for re-election after reaching the age of 72. His decision was not the result of any disagreement with the Company or its management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of shareholders was held on Thursday, September 20, 2018, in Beaverton, Oregon.  The following matters were submitted to a vote of the shareholders, the results of which were as follows:

Proposal 1 - Election of Directors:

Directors Elected by holders of Class A Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Cathleen A. Benko	318,471,928	—	—
Elizabeth J. Comstock	318,471,928	—	—
John G. Connors	318,471,928	—	—
Timothy D. Cook	318,471,928	—	—
John J. Donahoe II	318,471,928	—	—
Peter B. Henry	318,471,928
Travis A. Knight	318,471,928	—	—
Mark G. Parker	318,471,928	—	—
John R. Thompson, Jr.	318,471,928	—	—
Directors Elected by holders of Class B Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Alan B. Graf, Jr.	979,539,601	32,025,137	130,716,394
John C. Lechleiter	996,133,205	15,431,534	130,716,394
Michelle A. Peluso	1,009,348,484	2,216,254	130,716,394

  Proposal 2 - Advisory Vote on Executive Compensation

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
1,252,304,149	43,917,290	33,815,227	130,716,394

Proposal 3 - Shareholder Proposal Regarding Political Contributions Disclosure

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
358,775,271	951,403,868	19,857,527	130,716,394

Proposal 4 - Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending May 31, 2019.

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
1,437,250,618	22,414,028	1,088,414	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date: September 21, 2018	By:	/s/ Andrew Campion
Andrew Campion
Chief Financial Officer